Exhibit 10.2a

HMH HOLDINGS (DELAWARE), INC.

2012 MANAGEMENT INCENTIVE PLAN

STOCK OPTION AWARD NOTICE

HMH Holdings (Delaware), Inc. (the “Company”) has previously established the HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan (the “Plan”) and, pursuant thereto, the Company desires to grant to the Person identified on Schedule I hereto (the “Grantee”) an option to acquire ownership of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), as of this      day of                      (the “Grant Date”), subject to the terms and conditions set forth in this notice (“Award Notice”).

1. Award. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Grantee an option to purchase from the Company that number of shares of Common Stock as set forth on Schedule I attached hereto at the Exercise Price as also set forth on Schedule I attached hereto (the “Award”). By accepting this Award, the Grantee agrees to be bound by the terms and conditions hereof and agrees to execute as a condition of the Award the Company’s Confidentiality, Intellectual Property and Non-Solicitation Agreement.

2. Vesting and Exercisability; Expiration.

(a) Subject to the terms and conditions set forth herein and in the Plan, the Award shall vest and become exercisable with respect to twenty-five percent (25%) of the shares of Common Stock covered by the Award on each of the first four anniversaries of the Grant Date; provided, that, the Grantee remains in continuous service with the Company or any of its Subsidiaries on each such vesting date. Upon termination of the Grantee’s continuous service, any unvested portion of the Award shall be forfeited.

(b) Notwithstanding the foregoing, in the event that a Change in Control occurs during the Grantee’s continuous service with the Company, the Award shall vest and become exercisable with respect to one hundred percent (100%) of the shares of Common Stock covered by the Award as of the date of such Change in Control.

(c) Subject to earlier termination as provided in this clause (c), the Award shall expire on the seventh anniversary of the Grant Date (the “Expiration Date”). The portion of the Award that is vested as of the Grantee’s termination of continuous service with the Company shall remain exercisable following such termination as follows: (i) until the 90th day following the Grantee’s termination by the Company without Cause and other than due to the Grantee’s Disability, but in no event later than the Expiration Date, (ii) until the one year anniversary following the Grantee’s termination by the Company due to Disability or termination due to the Grantee’s death, but in no event later than the Expiration Date, or (iii) until the 30th day following the Grantee’s voluntary termination of continuous service with the Company, but in no event later than the Expiration Date. Thereafter, any unexercised portion of such Award shall be forfeited immediately. In the event that the Grantee’s continuous service is terminated by the Company for Cause, the Grantee shall forfeit the Award, whether or not vested, as of the Grantee’s termination date.

3. Method of Exercising Option.

(a) Payment of Exercise Price. Subject to Section 9 hereof, the Award, to the extent vested, may be exercised by the Grantee, in whole or in part, by (i) giving written notice of exercise to the Company specifying the number of whole shares of Common Stock to be purchased; (ii) satisfying the aggregate purchase price therefor (1) in cash or by certified check; (2) by delivery of shares of Common Stock (that are Mature Shares) having a Fair Market Value, determined as of the Exercise Date, equal to the aggregate purchase price payable by reason of such exercise, (3) authorizing the Company to withhold whole shares of Common Stock that would otherwise be delivered having an aggregate Fair Market Value, determined as of the Exercise Date, equal to the amount necessary to satisfy such obligation, (4) in cash by a broker-dealer acceptable to the Company to whom the Grantee has submitted an irrevocable notice of exercise or (5) a combination of (1), (2), (3) and (4) and (iii) becoming a party to the Investor Rights Agreement (prior to the occurrence of an Initial Public Offering) and executing such other documents as may be reasonably requested by the Committee.

(b) Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an Award made hereunder, payment by the Grantee of any federal, state, local or other taxes that may be required to be withheld or paid in connection with such Award. At the sole discretion of the Committee, the Grantee may satisfy such withholding obligation (1) by allowing the Company to withhold whole shares of Common Stock that would otherwise be delivered to the Grantee, having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay, equal to the minimum withholding taxes required in connection with an Award or by allowing the Company to withhold an amount of cash that would otherwise be payable to the Grantee, in the amount necessary to satisfy any such obligation; (2) by paying such obligation in cash; (3) in cash from a broker-dealer acceptable to the Company to whom the Grantee has submitted an irrevocable notice of exercise; (4) by delivering shares of Common Stock (that are Mature Shares) or (5) by any combination of the foregoing (1) through (4).

4. Termination of Employment; Repurchase. Prior to the occurrence of an Initial Public Offering, in the event of a termination of the Grantee’s employment by the Company for Cause, the terms and conditions set forth in Article X of the Plan shall govern and control.

5. Issuance of Shares. Except as otherwise provided in the Plan, as promptly as practical after receipt of written notification of exercise, full payment of the Exercise Price and any required income tax withholding and the execution of any required documentation, the Company shall issue or transfer to the Grantee the number of shares of Common Stock with respect to which the Award or portion thereof has been so exercised, and shall deliver to the Grantee either a certificate or certificates therefor or written evidence of the book entry notation evidencing the issuance thereof, registered in the Grantee’s name.

6. Non-Transferability. The Award is subject to the restrictions on transferability set forth in Section 9.3 of the Plan.

7. Rights as Shareholder. The Grantee shall have no rights as shareholder with respect to the shares of Common Stock subject to the Award until the Grantee shall have become the holder

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of record of such shares, and except as provided in Section 3.2 of the Plan, no adjustment shall be made for dividends or distributions or other rights in respect of such shares for which the date on which shareholders of record are determined for purposes of paying cash dividends on shares of Common Stock is prior to the date upon which the Grantee shall become the holder of record thereof.

8. Adjustments. The Award granted hereunder is subject to adjustment pursuant to Section 3.2 of the Plan.

9. Applicable Securities Laws and Restrictions on Exercise. Shares of Common Stock issued pursuant to the Award granted under this Award Notice shall not be sold or transferred unless either they first shall have been registered under the Securities Act or upon request by the Company, the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. In no event shall the Grantee be permitted to exercise this Award if such exercise would result in a violation of applicable securities and other laws, as determined by the Committee in its sole discretion. In the event that the exercise of the Stock Option is restricted pursuant to the foregoing, the Committee shall toll the applicable exercise period until such restriction no longer exists.

10. Notice. Every notice or other communication relating to this Award Notice shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to the Grantee’s address as recorded in the records of the Company or any Subsidiary.

11. Non-Qualified Stock Options. The Award granted hereunder consists of stock options that are not intended to be incentive stock options within the meaning of Section 422 of the Code.

12. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

13. Plan. The terms and provisions of the Plan are incorporated herein by reference, a copy of which has been provided or made available to the Grantee. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Award Notice, the Plan shall govern and control. All capitalized terms not defined herein shall have the meaning ascribed to them as set forth in the Plan.

14. Interpretation. Any dispute regarding the interpretation of this Award Notice shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be binding on the Company and the Grantee.

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15. No Right to Continued Service. Nothing in this Award Notice shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any Subsidiary to terminate the Grantee’s service.

16. Severability. Every provision of this Award Notice is intended to be severable and any illegal or invalid term shall not affect the validity or legality of the remaining terms.

17. Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation of construction, and shall not constitute a part of this Agreement.

18. Market Standoff Agreement. If, in connection with the Initial Public Offering, the underwriters require that any officers and directors of the Company or its Subsidiaries agree not to effect any disposition of any equity security of the Company or its Subsidiaries or of any security convertible into or exchangeable or exercisable for any equity security of the Company or its Subsidiaries (in each case, other than as part of such underwritten public offering and other than the exercise of the Award granted hereunder), Grantee, if Grantee is then an officer or director of the Company or its Subsidiaries, agrees to execute the “market stand-off agreement” so required by the underwriters.

19. Restrictive Covenants. Notwithstanding any other provision herein contained, this Award Notice and the Award contemplated hereunder is contingent upon the Grantee’s execution and return to the Company of the Restrictive Covenants Agreement attached hereto as Exhibit A.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and the Grantee has executed this Agreement, effective as of the Grant Date.

HMH HOLDINGS (DELAWARE), INC.

By:
Linda K. Zecher
President and Chief Executive Officer

OPTIONEE

[Name]

Date:

SCHEDULE I

AWARD

OPTIONEE	NUMBER OF SHARES OF COMMON STOCK	EXERCISE PRICE ($/share)

EXHIBIT A TO STOCK OPTION AWARD NOTICE

CONFIDENTIALITY, INTELLECTUAL PROPERTY AND NON-SOLICITATION AGREEMENT

In consideration of my receipt of an award of stock options from HMH Holdings (Delaware), Inc. (“Company”), as set forth in the Stock Option Award Notice dated [                    ], I acknowledge and agree to adhere to the terms of this Confidentiality, Intellectual Property and Non-Solicitation Agreement (“Agreement”), which are described below:

1. Confidential Information. I will not at any time during or after my employment with the Company (including its subsidiaries, affiliates and related entities) utilize any “Confidential Information” for my own benefit or directly or indirectly disclose, or take any action that may result in the disclosure of, any “Confidential Information” to any third party or to any employee of the Company not also having access to such information. “Confidential Information” as used in this Agreement includes all trade secrets and confidential and proprietary information of the Company, including all (a) Financial Information, such as the Company’s earnings, assets, debts, prices, pricing structure, volume of purchases, business plans, sales or other financial data, services and operations; (b) Marketing Information, such as details about ongoing or proposed marketing programs or agreements by or on behalf of the Company, sales forecasts, test market information or results of marketing efforts or information about impending transactions; (c) Personnel Information, such as employee’s personally identifiable information, medical histories, compensation or other terms of employment, actual or proposed promotions, hirings, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance, or other employee information; (d) Customer Information, such as any compilation of past, existing or prospective customer’s names, addresses or backgrounds, records of purchases ad prices, proposals or agreements between customers and the Company, status of customer’s accounts or credit or related information about actual or prospective customers; (e) Product Information, such as product designs, patterns, devices, plans for new products, line extensions, manufacturing and distribution processes and related information; and (f) Other Information that the Company maintains as confidential and uses to conduct its business or gain competitive advantage. “Confidential Information” does not include information that lawfully is or has become generally known to the public other than through my breach of this Agreement. As used in this Agreement, “Company” includes its subsidiaries, affiliates and related entities.

2. Company Property. Upon the Company’s demand or the termination of my employment for any reason, whichever is earlier, I will immediately return to the Company all Company Property in my possession,

custody or control. “Company Property” as used in this Agreement means all property and resources of the Company, including, without limitation, Confidential Information, memoranda, notes, lists, records and other documents or papers (and all hard and electronic copies thereof), the Company’s products, computer systems, electronic equipment and all software, e-mail, web pages and databases, telephone and facsimile services, and all other administrative and/or support services provided by the Company.

3. Intellectual Property. (a) I agree to assign and hereby do irrevocably and unconditionally assign to the Company or its designee, my entire right, title and interest throughout the world in and to all Inventions (as defined below) that I may, either solely or jointly with others, create, make, discover, conceive or reduce to practice during the term of my employment with the Company that (i) relate to the business or actual or demonstrably anticipated research or development of the Company, (ii) were developed using any of the equipment, supplies or facilities of the Company or any Confidential Information, or (iii) resulted from any work I performed for the Company, whether or not performed during business hours (individually and collectively, “Works”). The Company owns the sole and exclusive right, title and interest in and to any and all Works. The Company’s right, title and interest in and to the Works includes without limitation the sole and exclusive right to secure and own copyrights and maintain renewals throughout the world, and the right to modify and create derivative works of or from the Works without any payment of any kind to me. I agree that the Works shall be “work made for hire” as that term is defined in the copyright laws of the United States, and not works of joint ownership. To the extent that any of the Works is determined not to constitute work made for hire, or if any rights in any of the Works do not accrue to the Company as a work made for hire, my signature on this Agreement constitutes the assignment thereof (without any further consideration) to the Company pursuant to the first sentence of this Section 3(a).

(b) I will provide any assistance reasonably requested by the Company to obtain United States and foreign patents and copyright registrations covering or relating to the Works. I will execute any transfers of ownership of patents, inventions disclosed in patent applications, assignments of copyrights and copyright applications or other proprietary rights transferred or assigned hereunder (including assignments intended for recording with the U.S. Copyright Office, the U.S. Patent and Trademark Office, or any other organization). I understand that my obligations under this Section 3(b) shall survive any termination of this Agreement or of my employment by the Company, provided that the Company will compensate me at the rate of $75/hour for time actually spent performing such obligations at the Company’s request after any such termination. If the Company is unable for any reason whatsoever, including my mental or physical incapacity, to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations or on any document transferring or assigning any patent, copyright or other proprietary right that I am obligated hereunder to transfer or assign, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and on my behalf and in my stead to execute and file any such applications and documents and to do all other lawfully permitted acts to further the prosecution and issuance of patents or copyright registrations or transfers or assignments thereof or of any other proprietary rights with the same legal force and effect as if executed by me. This appointment is coupled with an interest in and to the Works to which any proprietary rights may apply and shall survive my death or disability.

(c) As used in this Agreement, “Inventions” means: (i) any new or useful invention, concept, art, discovery, design, development, contribution, finding or improvement, whether or not patentable or registrable under copyright or similar laws; (ii) any and all copyrightable works, in any medium of expression; (iii) any and all trade names, service marks and trademarks, including all goodwill associated therewith; (iv) any and all patentable works, including any patents, divisions, continuations, continuations in part, applications, utility applications, provisional applications, substitute applications, reexaminations, reissues and extensions; (v) any and all software (including both object and source code), works of authorship, utility models, topography rights, database rights, methods, processes, manufacturing techniques and trade secrets; (vi) any other intellectual property or proprietary rights anywhere in the world; (vii) any and all related know-how and rights to obtain, register, perfect and enforce any right or interest in any of (i) through (vi); and (viii) the right to sue for past infringement in connection with any right or interest in any of (i) through (vii).

(d) Notwithstanding the foregoing, I do not assign or agree to assign any Inventions made by me prior to my employment with the Company without the use of any Confidential Information, which Inventions, if any, are identified on the last page of this Agreement (the “Separate Works”). I represent and warrant that I have no rights in any Inventions other than the Inventions specified on the last page. If I do not list any Inventions on the last page of this Agreement, then I acknowledge that none exist.

4. Non-Solicitation. I acknowledge that I have received, and will continue to receive from the Company, detailed and unique access to broad-based Confidential Information and proprietary information about the Company, its products, innovations, business plans and strategies, competitive position, talent, vendor and supplier relationships, and among other sensitive information, its business risks and opportunities. In order to protect such Confidential Information and proprietary information and preserve the goodwill of the Company, during my employment and for a period of one (1) year thereafter I shall not, directly or indirectly, employ, solicit, induce or attempt to induce for employment or otherwise contract for the services of any employee or consultant of the Company at the time of this Agreement or who shall subsequently become an employee or consultant of the Company, or in any way interfere with the relationship between the Company and any employee or consultant thereof.

5. Non-Disparagement. I agree that, during my employment and at any time thereafter (including following my termination of employment for any reason), I will not make or publish negative or disparaging statements, directly or indirectly, in writing, orally, or otherwise, that in any way relate to the Company or any of its affiliates or their respective officers, directors, employees, or advisors; or their respective businesses or reputations. I agree and acknowledge that I will not publicly comment upon or discuss the Company with any media source, including but not limited to any reporters, television, radio, movie, theatrical, internet web blog or web site, national or local newspaper, magazine, or any other news organization, news outlet, or publication. I further agree not to publish, or draft for publication, any written material whatsoever related to the Company, except as specifically authorized, in writing, by an authorized representative of the Company.

6. Employment “At-Will”. I acknowledge and agree that this Agreement is not intended to be and shall not be construed as an express or implicit contract for employment or to provide services for a specific period of time and that, unless so stated clearly in writing by a senior executive authorized by the CEO, my employment with the Company is “at-will.”

7. Enforcement. I acknowledge and understand that any breach by me of any of the foregoing provisions of this Agreement will cause the Company to suffer irreparable harm for which damages are an inadequate remedy and are difficult to calculate. Accordingly, I agree that the Company will be entitled, without limiting any other available legal or equitable remedies, to specific performance and injunctive relief (without the need to post any bond or other security) to enforce the terms of the foregoing provisions and to prevent any breach or threatened breach of any of the same. I further agree to reimburse the Company for any costs and expenses (including but not limited to reasonable attorneys’ fees and court costs) incurred by any of them in enforcing this Agreement. In addition, the breach of any of the covenants contained in this Agreement shall entitle the Company to permanently withhold any severance pay for which I may be eligible. The Company shall provide me with at least five days prior written notice before withholding of any payment provided for in the immediately preceding sentence.

8. Governing Law. This Agreement will be governed by the laws of the Commonwealth of Massachusetts without regard to its conflicts or choice of law rules.

9. Amendment; Waiver; Judicial Modification. This Agreement may not be amended except by written agreement executed by both me and an authorized representative of the Company. The waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or of any breach of any other provision. If for any reason any provision of this Agreement shall be deemed by a court of competent jurisdiction to be legally invalid or unenforceable, such provision shall be ineffective only to the extent of such invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10. Assignment. This Agreement is enforceable by the Company and may be assigned or transferred by the Company. I may not assign any of my rights or obligations under this Agreement.

11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and me with regard to the matters described herein and supersedes any and all prior and/or contemporaneous agreements and understandings, oral or written, between us regarding these matters. The provisions of this Agreement shall survive any termination of my employment by the Company for any reason.

I acknowledge by signing below that I have read and understand the terms of this Agreement and intend to be bound thereby:

Signature

Printed Name

Date:

“Separate Works”

If none, write “none.”

Exhibit 10.2b

HMH HOLDINGS (DELAWARE), INC.

2012 MANAGEMENT INCENTIVE PLAN

STOCK OPTION AWARD NOTICE

HMH Holdings (Delaware), Inc. (the “Company”) has previously established the HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan (the “Plan”) and, pursuant thereto, the Company desires to grant to the Person identified on Schedule I hereto (the “Grantee”) an option to acquire ownership of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), as of this      day of                      (the “Grant Date”), subject to the terms and conditions set forth in this notice (“Award Notice”).

1. Award. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Grantee an option to purchase from the Company that number of shares of Common Stock as set forth on Schedule I attached hereto at the Exercise Price as also set forth on Schedule I attached hereto (the “Award”). By accepting this Award, the Grantee agrees to be bound by the terms and conditions hereof and agrees to execute as a condition of the Award the Company’s Confidentiality, Intellectual Property and Non-Solicitation Agreement.

2. Vesting and Exercisability; Expiration.

(a) Subject to the terms and conditions set forth herein and in the Plan, the Award shall vest and become exercisable with respect to twenty-five percent (25%) of the shares of Common Stock covered by the Award on each of the first four anniversaries of the Grant Date; provided, that, the Grantee remains in continuous service with the Company or any of its Subsidiaries on each such vesting date. Upon termination of the Grantee’s continuous service, any unvested portion of the Award shall be forfeited.

(b) Subject to earlier termination as provided in this clause (b), the Award shall expire on the seventh anniversary of the Grant Date (the “Expiration Date”). The portion of the Award that is vested as of the Grantee’s termination of continuous service with the Company shall remain exercisable following such termination as follows: (i) until the 90th day following the Grantee’s termination by the Company without Cause and other than due to the Grantee’s Disability, but in no event later than the Expiration Date, (ii) until the one year anniversary following the Grantee’s termination by the Company due to Disability or termination due to the Grantee’s death, but in no event later than the Expiration Date, or (iii) until the 30th day following the Grantee’s voluntary termination of continuous service with the Company, but in no event later than the Expiration Date. Thereafter, any unexercised portion of such Award shall be forfeited immediately. In the event that the Grantee’s continuous service is terminated by the Company for Cause, the Grantee shall forfeit the Award, whether or not vested, as of the Grantee’s termination date.

3. Method of Exercising Option.

(a) Payment of Exercise Price. Subject to Section 9 hereof, the Award, to the extent vested, may be exercised by the Grantee, in whole or in part, by (i) giving written notice of exercise to the Company specifying the number of whole shares of Common Stock to be purchased; (ii) satisfying the aggregate purchase price therefor (1) in cash or by certified check; (2) by delivery of shares of Common Stock (that are Mature Shares) having a Fair Market Value, determined as of the Exercise Date, equal to the aggregate purchase price payable by reason of such exercise, (3) authorizing the Company to withhold whole shares of Common Stock that would otherwise be delivered having an aggregate Fair Market Value, determined as of the Exercise Date, equal to the amount necessary to satisfy such obligation, (4) in cash by a broker-dealer acceptable to the Company to whom the Grantee has submitted an irrevocable notice of exercise or (5) a combination of (1), (2), (3) and (4) and (iii) becoming a party to the Investor Rights Agreement (prior to the occurrence of an Initial Public Offering) and executing such other documents as may be reasonably requested by the Committee.

(b) Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an Award made hereunder, payment by the Grantee of any federal, state, local or other taxes that may be required to be withheld or paid in connection with such Award. At the sole discretion of the Committee, the Grantee may satisfy such withholding obligation (1) by allowing the Company to withhold whole shares of Common Stock that would otherwise be delivered to the Grantee, having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay, equal to the minimum withholding taxes required in connection with an Award or by allowing the Company to withhold an amount of cash that would otherwise be payable to the Grantee, in the amount necessary to satisfy any such obligation; (2) by paying such obligation in cash; (3) in cash from a broker-dealer acceptable to the Company to whom the Grantee has submitted an irrevocable notice of exercise; (4) by delivering shares of Common Stock (that are Mature Shares) or (5) by any combination of the foregoing (1) through (4).

4. Termination of Employment; Repurchase. Prior to the occurrence of an Initial Public Offering, in the event of a termination of the Grantee’s employment by the Company for Cause, the terms and conditions set forth in Article X of the Plan shall govern and control.

5. Issuance of Shares. Except as otherwise provided in the Plan, as promptly as practical after receipt of written notification of exercise, full payment of the Exercise Price and any required income tax withholding and the execution of any required documentation, the Company shall issue or transfer to the Grantee the number of shares of Common Stock with respect to which the Award or portion thereof has been so exercised, and shall deliver to the Grantee either a certificate or certificates therefor or written evidence of the book entry notation evidencing the issuance thereof, registered in the Grantee’s name.

6. Non-Transferability. The Award is subject to the restrictions on transferability set forth in Section 9.3 of the Plan.

7. Rights as Shareholder. The Grantee shall have no rights as shareholder with respect to the shares of Common Stock subject to the Award until the Grantee shall have become the holder of record of such shares, and except as provided in Section 3.2 of the Plan, no adjustment shall be made for dividends or distributions or other rights in respect of such shares for which the date on which shareholders of record are determined for purposes of paying cash dividends on shares of Common Stock is prior to the date upon which the Grantee shall become the holder of record thereof.

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8. Adjustments. The Award granted hereunder is subject to adjustment pursuant to Section 3.2 of the Plan.

9. Applicable Securities Laws and Restrictions on Exercise. Shares of Common Stock issued pursuant to the Award granted under this Award Notice shall not be sold or transferred unless either they first shall have been registered under the Securities Act or upon request by the Company, the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. In no event shall the Grantee be permitted to exercise this Award if such exercise would result in a violation of applicable securities and other laws, as determined by the Committee in its sole discretion. In the event that the exercise of the Stock Option is restricted pursuant to the foregoing, the Committee shall toll the applicable exercise period until such restriction no longer exists.

10. Notice. Every notice or other communication relating to this Award Notice shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to the Grantee’s address as recorded in the records of the Company or any Subsidiary.

11. Non-Qualified Stock Options. The Award granted hereunder consists of stock options that are not intended to be incentive stock options within the meaning of Section 422 of the Code.

12. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

13. Plan. The terms and provisions of the Plan are incorporated herein by reference, a copy of which has been provided or made available to the Grantee. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Award Notice, the Plan shall govern and control. All capitalized terms not defined herein shall have the meaning ascribed to them as set forth in the Plan.

14. Interpretation. Any dispute regarding the interpretation of this Award Notice shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be binding on the Company and the Grantee.

15. No Right to Continued Service. Nothing in this Award Notice shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any Subsidiary to terminate the Grantee’s service.

16. Severability. Every provision of this Award Notice is intended to be severable and any illegal or invalid term shall not affect the validity or legality of the remaining terms.

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17. Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation of construction, and shall not constitute a part of this Agreement.

18. Market Standoff Agreement. If, in connection with the Initial Public Offering, the underwriters require that any officers and directors of the Company or its Subsidiaries agree not to effect any disposition of any equity security of the Company or its Subsidiaries or of any security convertible into or exchangeable or exercisable for any equity security of the Company or its Subsidiaries (in each case, other than as part of such underwritten public offering and other than the exercise of the Award granted hereunder), Grantee, if Grantee is then an officer or director of the Company or its Subsidiaries, agrees to execute the “market stand-off agreement” so required by the underwriters.

19. Restrictive Covenants. Notwithstanding any other provision herein contained, this Award Notice and the Award contemplated hereunder is contingent upon the Grantee’s execution and return to the Company of the Restrictive Covenants Agreement attached hereto as Exhibit A.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and the Grantee has executed this Agreement, effective as of the Grant Date.

HMH HOLDINGS (DELAWARE), INC.

By:
Linda K. Zecher
President and Chief Executive Officer

OPTIONEE

[Name]

Date:

SCHEDULE I

AWARD

OPTIONEE	NUMBER OF SHARES OF COMMON STOCK	EXERCISE PRICE ($/share)

EXHIBIT A TO STOCK OPTION AWARD NOTICE

CONFIDENTIALITY, INTELLECTUAL PROPERTY AND NON-SOLICITATION AGREEMENT

In consideration of my receipt of an award of stock options from HMH Holdings (Delaware), Inc. (“Company”), as set forth in the Stock Option Award Notice dated [                    ], I acknowledge and agree to adhere to the terms of this Confidentiality, Intellectual Property and Non-Solicitation Agreement (“Agreement”), which are described below:

1. Confidential Information. I will not at any time during or after my employment with the Company (including its subsidiaries, affiliates and related entities) utilize any “Confidential Information” for my own benefit or directly or indirectly disclose, or take any action that may result in the disclosure of, any “Confidential Information” to any third party or to any employee of the Company not also having access to such information. “Confidential Information” as used in this Agreement includes all trade secrets and confidential and proprietary information of the Company, including all (a) Financial Information, such as the Company’s earnings, assets, debts, prices, pricing structure, volume of purchases, business plans, sales or other financial data, services and operations; (b) Marketing Information, such as details about ongoing or proposed marketing programs or agreements by or on behalf of the Company, sales forecasts, test market information or results of marketing efforts or information about impending transactions; (c) Personnel Information, such as employee’s personally identifiable information, medical histories, compensation or other terms of employment, actual or proposed promotions, hirings, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance, or other employee information; (d) Customer Information, such as any compilation of past, existing or prospective customer’s names, addresses or backgrounds, records of purchases ad prices, proposals or agreements between customers and the Company, status of customer’s accounts or credit or related information about actual or prospective customers; (e) Product Information, such as product designs, patterns, devices, plans for new products, line extensions, manufacturing and distribution processes and related information; and (f) Other Information that the Company maintains as confidential and uses to conduct its business or gain competitive advantage. “Confidential Information” does not include information that lawfully is or has become generally known to the public other than through my breach of this Agreement. As used in this Agreement, “Company” includes its subsidiaries, affiliates and related entities.

2. Company Property. Upon the Company’s demand or the termination of my employment for any reason, whichever is earlier, I will immediately return to the Company all Company Property in my possession,

custody or control. “Company Property” as used in this Agreement means all property and resources of the Company, including, without limitation, Confidential Information, memoranda, notes, lists, records and other documents or papers (and all hard and electronic copies thereof), the Company’s products, computer systems, electronic equipment and all software, e-mail, web pages and databases, telephone and facsimile services, and all other administrative and/or support services provided by the Company.

3. Intellectual Property. (a) I agree to assign and hereby do irrevocably and unconditionally assign to the Company or its designee, my entire right, title and interest throughout the world in and to all Inventions (as defined below) that I may, either solely or jointly with others, create, make, discover, conceive or reduce to practice during the term of my employment with the Company that (i) relate to the business or actual or demonstrably anticipated research or development of the Company, (ii) were developed using any of the equipment, supplies or facilities of the Company or any Confidential Information, or (iii) resulted from any work I performed for the Company, whether or not performed during business hours (individually and collectively, “Works”). The Company owns the sole and exclusive right, title and interest in and to any and all Works. The Company’s right, title and interest in and to the Works includes without limitation the sole and exclusive right to secure and own copyrights and maintain renewals throughout the world, and the right to modify and create derivative works of or from the Works without any payment of any kind to me. I agree that the Works shall be “work made for hire” as that term is defined in the copyright laws of the United States, and not works of joint ownership. To the extent that any of the Works is determined not to constitute work made for hire, or if any rights in any of the Works do not accrue to the Company as a work made for hire, my signature on this Agreement constitutes the assignment thereof (without any further consideration) to the Company pursuant to the first sentence of this Section 3(a).

(b) I will provide any assistance reasonably requested by the Company to obtain United States and foreign patents and copyright registrations covering or relating to the Works. I will execute any transfers of ownership of patents, inventions disclosed in patent applications, assignments of copyrights and copyright applications or other proprietary rights transferred or assigned hereunder (including assignments intended for recording with the U.S. Copyright Office, the U.S. Patent and Trademark Office, or any other organization). I understand that my obligations under this Section 3(b) shall survive any termination of this Agreement or of my employment by the Company, provided that the Company will compensate me at the rate of $75/hour for time actually spent performing such obligations at the Company’s request after any such termination. If the Company is unable for any reason whatsoever, including my mental or physical incapacity, to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations or on any document transferring or assigning any patent, copyright or other proprietary right that I am obligated hereunder to transfer or assign, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and on my behalf and in my stead to execute and file any such applications and documents and to do all other lawfully permitted acts to further the prosecution and issuance of patents or copyright registrations or transfers or assignments thereof or of any other proprietary rights with the same legal force and effect as if executed by me. This appointment is coupled with an interest in and to the Works to which any proprietary rights may apply and shall survive my death or disability.

(c) As used in this Agreement, “Inventions” means: (i) any new or useful invention, concept, art, discovery, design, development, contribution, finding or improvement, whether or not patentable or registrable under copyright or similar laws; (ii) any and all copyrightable works, in any medium of expression; (iii) any and all trade names, service marks and trademarks, including all goodwill associated therewith; (iv) any and all patentable works, including any patents, divisions, continuations, continuations in part, applications, utility applications, provisional applications, substitute applications, reexaminations, reissues and extensions; (v) any and all software (including both object and source code), works of authorship, utility models, topography rights, database rights, methods, processes, manufacturing techniques and trade secrets; (vi) any other intellectual property or proprietary rights anywhere in the world; (vii) any and all related know-how and rights to obtain, register, perfect and enforce any right or interest in any of (i) through (vi); and (viii) the right to sue for past infringement in connection with any right or interest in any of (i) through (vii).

(d) Notwithstanding the foregoing, I do not assign or agree to assign any Inventions made by me prior to my employment with the Company without the use of any Confidential Information, which Inventions, if any, are identified on the last page of this Agreement (the “Separate Works”). I represent and warrant that I have no rights in any Inventions other than the Inventions specified on the last page. If I do not list any Inventions on the last page of this Agreement, then I acknowledge that none exist.

4. Non-Solicitation. I acknowledge that I have received, and will continue to receive from the Company, detailed and unique access to broad-based Confidential Information and proprietary information about the Company, its products, innovations, business plans and strategies, competitive position, talent, vendor and supplier relationships, and among other sensitive information, its business risks and opportunities. In order to protect such Confidential Information and proprietary information and preserve the goodwill of the Company, during my employment and for a period of one (1) year thereafter I shall not, directly or indirectly, employ, solicit, induce or attempt to induce for employment or otherwise contract for the services of any employee or consultant of the Company at the time of this Agreement or who shall subsequently become an employee or consultant of the Company, or in any way interfere with the relationship between the Company and any employee or consultant thereof.

5. Non-Disparagement. I agree that, during my employment and at any time thereafter (including following my termination of employment for any reason), I will not make or publish negative or disparaging statements, directly or indirectly, in writing, orally, or otherwise, that in any way relate to the Company or any of its affiliates or their respective officers, directors, employees, or advisors; or their respective businesses or reputations. I agree and acknowledge that I will not publicly comment upon or discuss the Company with any media source, including but not limited to any reporters, television, radio, movie, theatrical, internet web blog or web site, national or local newspaper, magazine, or any other news organization, news outlet, or publication. I further agree not to publish, or draft for publication, any written material whatsoever related to the Company, except as specifically authorized, in writing, by an authorized representative of the Company.

6. Employment “At-Will”. I acknowledge and agree that this Agreement is not intended to be and shall not be construed as an express or implicit contract for employment or to provide services for a specific period of time and that, unless so stated clearly in writing by a senior executive authorized by the CEO, my employment with the Company is “at-will.”

7. Enforcement. I acknowledge and understand that any breach by me of any of the foregoing provisions of this Agreement will cause the Company to suffer irreparable harm for which damages are an inadequate remedy and are difficult to calculate. Accordingly, I agree that the Company will be entitled, without limiting any other available legal or equitable remedies, to specific performance and injunctive relief (without the need to post any bond or other security) to enforce the terms of the foregoing provisions and to prevent any breach or threatened breach of any of the same. I further agree to reimburse the Company for any costs and expenses (including but not limited to reasonable attorneys’ fees and court costs) incurred by any of them in enforcing this Agreement. In addition, the breach of any of the covenants contained in this Agreement shall entitle the Company to permanently withhold any severance pay for which I may be eligible. The Company shall provide me with at least five days prior written notice before withholding of any payment provided for in the immediately preceding sentence.

8. Governing Law. This Agreement will be governed by the laws of the Commonwealth of Massachusetts without regard to its conflicts or choice of law rules.

9. Amendment; Waiver; Judicial Modification.

This Agreement may not be amended except by written agreement executed by both me and an authorized representative of the Company. The waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or of any breach of any other provision. If for any reason any provision of this Agreement shall be deemed by a court of competent jurisdiction to be legally invalid or unenforceable, such provision shall be ineffective only to the extent of such invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10. Assignment. This Agreement is enforceable by the Company and may be assigned or transferred by the Company. I may not assign any of my rights or obligations under this Agreement.

11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and me with regard to the matters described herein and supersedes any and all prior and/or contemporaneous agreements and understandings, oral or written, between us regarding these matters. The provisions of this Agreement shall survive any termination of my employment by the Company for any reason.

I acknowledge by signing below that I have read and understand the terms of this Agreement and intend to be bound thereby:

Signature

Printed Name

Date:

“Separate Works”

If none, write “none.”